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                                                                    EXHIBIT 31.2


                                  CERTIFICATION


         I, Albert W. Mandia, Executive Vice President and Chief Financial Officer of American Business Financial Services, Inc., certify that:

         1. I have reviewed this Amendment No. 1 to Form 10-K of American Business Financial Services, Inc.; and

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered in this report.




Date: October 28, 2004

                                    /s/ Albert W. Mandia
                                    --------------------------------------------
                                    Albert W. Mandia
                                    Executive Vice President and
                                    Chief Financial Officer (Principal Financial
                                    Officer)